UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2015

DST SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14036	43-1581814
(Commission File Number)	(I.R.S. Employer Identification No.)

333 West 11th Street, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

(816) 435-1000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference to this Item 3.03.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On May 12, 2015, at the Annual Meeting of Stockholders (the "2015 Annual Meeting") of DST Systems, Inc. (the "Company"), the Company's stockholders approved the 2015 Equity and Incentive Plan (the "Plan").  The Board had previously adopted the Plan, subject to stockholder approval, on February 23, 2015.

A description of the Plan is included as part of Proposal 4 in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on  March 27, 2015 (the "Proxy Statement") and is incorporated herein by reference.  The description of the Plan in the Proxy Statement is qualified in its entirety by the full text of the Plan, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item  5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2015, the Company filed a Corrected Certificate of Amendment (the "2000 Corrected Certificate") to its Certificate of Incorporation, as amended (the "Charter"), to correct a scrivener's error in the Certificate of Amendment to its Charter that was originally filed on May 10, 2000.  On May 11, 2015, the Company filed a second Corrected Certificate of Amendment (the "2004 Corrected Certificate" and with the 2000 Corrected Certificate, the "Corrected Certificates") to its Charter to correct a similar scrivener's error in the Certificate of Amendment to its Charter that was originally filed on May 12, 2004.  The Company's Charter was previously filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 filed on September 1, 1995 and  is included herewith as Exhibit 3.1.1, the Company's Certificate of Amendment of Certificate of Incorporation dated May 9, 2000, was previously filed as Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q dated May 15, 2000 and is included herewith as Exhibit 3.1.3, and the Company’s Certificate of Amendment of Certificate of Incorporation, dated May 11, 2004, was previously filed as Exhibit 3.1.2 to the Company’s Quarterly Report on Form 10-Q dated August 9, 2004 and is included herewith as Exhibit 3.1.5, and each of the Charter and the previously filed Certificates of Amendment are incorporated herein by reference.

In each case, the scrivener's errors resulted in the inadvertent deletion of a portion of Article Fourth of the Charter.  The Corrected Certificates reinsert the inadvertently deleted language.  Copies of the 2000 Corrected Certificate and 2004 Corrected Certificate, as filed with the Secretary of State of the State of Delaware on May 11, 2015, are attached as Exhibit 3.1.2 and 3.1.4, respectively, and are incorporated herein by reference.

As noted in Item 5.07 of this Current Report on Form 8-K, at the 2015 Annual Meeting, the Company's stockholders approved amendments (the "Charter Amendments") to the Company's Charter, to (i) eliminate cumulative voting in director elections (the "Cumulative Voting Charter Amendment") and (ii) declassify the Board (which amendment was contingent upon stockholder approval of the Cumulative Voting Charter Amendment), which Charter Amendments were described in Proposals 5 and 6 of the Proxy Statement and disclosed in Appendices B and C of the Company's Proxy Statement, respectively.  In connection with the approval of the Charter Amendments, the Company filed a Certificate of Amendment to its Charter as well as a Restated Certificate of Incorporation reflecting the effect of the Certificate of Amendment and all prior amendments with the Secretary of State of the State of Delaware on May 12, 2015.  The Certificate of Amendment and Restated Certificate of Incorporation each became effective May 12, 2015.  The foregoing description of the Charter Amendments is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.2 and is incorporated herein by reference.

Upon filing the Certificate of Amendment with the Secretary of State of the State of Delaware, amendments to the Company's Amended and Restated Bylaws (the "Bylaws") described in Proposals 5 and 6 of the Proxy Statement became effective.  These amendments were previously described in a Current Report on Form 8-K filed on October 29, 2014 under Item 5.03 thereof, which description is incorporated herein by reference.  On May 12, 2015, the Board amended and restated the Bylaws to incorporate the previously-approved amendments (the "Amended and Restated Bylaws").

The foregoing description of changes is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached as Exhibit 3.4 and the Amended and Restated Bylaws marked to show amended text and attached as Exhibit 3.5 hereto, each of which is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

In connection with its 2015 Annual Meeting, the Company solicited proxies pursuant to Regulation 14A on the six proposals described in the Proxy Statement.

The Board’s nominees for directors were elected and stockholders ratified the Audit Committee’s selection of independent registered public accounting firm PricewaterhouseCoopers LLP for fiscal year 2015.  Stockholders advised in favor of the named officer compensation resolution set forth in the Proxy Statement.  Stockholders also approved the Company's 2015 Equity and Incentive Plan as described in Item 5.02 of this Current Report on Form 8-K and approved amendments to the Company's Certificate of Incorporation to eliminate cumulative voting in director elections and declassify the Board, as described in Item 5.03 of this Current Report on Form 8-K.  The votes were cast as follows:

Proposal 1: Elect Directors

	Jerome H.	Lowell L.	Gary D.	Charles E.	Samuel
	Bailey	Bryan	Forsee	Haldeman, Jr.	G. Liss

For	29,859,438	18,761,757	29,779,987	19,361,944	18,763,354
Withheld	875,261	11,972,942	954,712	11,372,755	11,971,345
Broker Non-Votes	2,586,438	2,586,438	2,586,438	2,586,438	2,586,438

Proposal 2:  Ratify the Audit Committee's Selection of PricewaterhouseCoopers LLP

For	32,529,910
Against	670,576
Abstain	120,651
Broker Non-Votes	0

Proposal 3:  Adopt an Advisory Resolution to Approve Named Executive Officer Compensation (Say on Pay)

For	29,957,667
Against	606,371
Abstain	170,661
Broker Non-Votes	2,586,438

Proposal 4:  Approve the Company's 2015 Equity and Incentive Plan

For	28,489,117
Against	1,972,847
Abstain	272,735
Broker Non-Votes	2,586,438

Proposal 5:  Approve an Amendment to the Company's Certificate of Incorporation to Eliminate Cumulative Voting in Director Elections

For	27,325,501
Against	3,234,285
Abstain	174,913
Broker Non-Votes	2,586,438

Proposal 6:  Approve an Amendment to the Company's Certificate of Incorporation to Declassify the Board (which amendment was contingent upon stockholder approval of Proposal 5)

For	30,393,403
Against	169,672
Abstain	171,624
Broker Non-Votes	2,586,438

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1.1
Certificate of Incorporation, which is attached as Exhibit 3.1to the Company’s Registration Statement on Form S-1 filed on September 1, 1995, as amended (Registration No. 33-96526) , is hereby incorporated by reference as Exhibit 3.1.1

3.1.2	Corrected Certificate of Amendment of Certificate of Incorporation, dated May 11, 2015

3.1.3
Certificate of Amendment of Certificate of Incorporation dated May 9, 2000, which is attached as Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q dated May 15, 2000 (Commission File No. 1-14036), is hereby incorporated by reference as Exhibit 3.1.3

3.1.4	Corrected Certificate of Amendment of Certificate of Incorporation, dated May 11, 2015

3.1.5
Certificate of Amendment of Certificate of Incorporation, dated May 11, 2004, which is attached as Exhibit 3.1.2 to the Company’s Quarterly Report on Form 10-Q dated August 9, 2004 (Commission File No. 1-14036), is hereby incorporated by reference as Exhibit 3.1.5

3.2	Certificate of Amendment of Certificate of Incorporation, dated May 12, 2015

3.3	Restated Certificate of Incorporation, dated May 12, 2015

3.4	Amended and Restated Bylaws, dated May 12, 2015

3.5	Amended and Restated Bylaws, dated May 12, 2015 (marked to show changes)

10.1	2015 Equity and Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2015
DST SYSTEMS, INC.

	By:	/s/ Randall D. Young
	Name:	Randall D. Young
	Title:	Senior Vice President, General Counsel and Secretary